FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010

Item 1. Reports to Stockholders.

 corresp

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the “Company”) for the six months ended June 30, 2010. Also provided are the report of the independent registered public accounting firm, a schedule of investments, and other financial information.

Net assets of the Company at June 30, 2010 were $10.75 per share on 87,428,182 shares outstanding, compared with $11.95 per share at December 31, 2009 on 87,415,193 shares outstanding. On March 1, 2010, a distribution of $0.05 per share was paid, consisting of $0.01 from 2009 investment income, $0.02 from 2009 short-term capital gain, $0.01 from 2009 long-term capital gain, and $0.01 from 2010 investment income, all taxable in 2010. A 2010 investment income dividend of $0.05 per share was paid June 1, 2010, and another $0.05 per share investment income dividend has been declared to shareholders of record August 13, 2010, payable September 1, 2010.

Net investment income for the six months ended June 30, 2010 amounted to $6,008,733, compared with $6,372,633 for the same six month period in 2009. These earnings are equal to $0.07 per share in each period.

Net capital gain realized on investments for the six months ended June 30, 2010 amounted to $17,527,431, or $0.20 per share.

For the six months ended June 30, 2010, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was (9.1)%. The total return on the market value of the Company’s shares for the period was (9.7)%. These compare to a (6.7)% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a (7.9)% total return for the Lipper Large-Cap Core Mutual Fund Average over the same time period.

For the twelve months ended June 30, 2010, the Company’s total return on net asset value was 11.4% and on market value was 12.5%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 14.4% and 12.1%, respectively.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content.

Beginning August 2010, we will be updating our website with investment returns on NAV and market price on a monthly basis.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

David D. Weaver,

President

July 14, 2010

PORTFOLIO REVIEW

June 30, 2010

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$43,669,877	4.7%
Microsoft Corp.	27,151,800	2.9
Oracle Corp.	23,606,000	2.5
Pepsico, Inc.	21,942,000	2.3
General Electric Co.	21,456,960	2.3
JPMorgan Chase & Co.	20,501,600	2.2
Bank of America Corp.	19,902,450	2.1
United Technologies Corp.	19,473,000	2.1
Procter & Gamble Co.	18,893,700	2.0
Apple Inc.	18,864,750	2.0

Total	$235,462,137	25.1%

*Non-controlled affiliate

Sector Weightings

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010

Assets
Investments* at value:
Common stocks (cost $913,055,727)	$878,747,777
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	43,669,877
Short-term investments (cost $14,046,493)	14,046,493
Securities lending collateral (cost $16,392,950)	16,392,950	$952,857,097
Cash		298,941
Investment securities sold		2,487,084
Dividends and interest receivable		802,363
Prepaid pension cost		1,174,642
Prepaid expenses and other assets		2,121,589
Total Assets		959,741,716
Liabilities
Investment securities purchased		146,700
Open written option contracts* at value (proceeds $181,520)		217,874
Obligations to return securities lending collateral		16,392,950
Accrued pension liabilities		2,804,046
Accrued expenses and other liabilities		508,942
Total Liabilities		20,070,512
Net Assets		$939,671,204
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 87,428,182 shares (includes 112,394 restricted shares, 16,500 nonvested or deferred restricted stock units, and 8,985 deferred stock units) (note 6)		$87,428
Additional capital surplus		956,592,756
Accumulated other comprehensive income (note 5)		(2,085,206)
Undistributed net investment income		198,258
Undistributed net realized gain on investments		10,287,799
Unrealized depreciation on investments		(25,409,831)
Net Assets Applicable to Common Stock		$939,671,204
Net Asset Value Per Share of Common Stock		$10.75

* See Schedule of Investments on page 11 and Schedule of Outstanding Written Option Contracts on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2010

Investment Income
Income:
Dividends:
From unaffiliated issuers	$8,428,311
From non-controlled affiliate	393,619
Interest and other income	189,711
Total income	9,011,641
Expenses:
Investment research	1,286,018
Administration and operations	671,401
Directors’ fees	190,694
Transfer agent, registrar, and custodian	161,843
Reports and stockholder communications	154,098
Investment data services	124,434
Travel, training, and other office expenses	103,551
Occupancy	87,004
Auditing and accounting services	69,268
Insurance	52,877
Legal services	27,947
Other	73,773
Total expenses	3,002,908
Net Investment Income	6,008,733
Change in Accumulated Other Comprehensive Income (note 5)	121,921
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	17,078,978
Net realized gain distributed by regulated investment company (non-controlled affiliate)	43,735
Net realized gain on written option contracts	404,718
Change in unrealized appreciation on securities	(119,942,141)
Change in unrealized appreciation on written option contracts	(175,674)
Net Loss on Investments	(102,590,384)
Change in Net Assets Resulting from Operations	$(96,459,730)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010	Year Ended December 31, 2009

From Operations:
Net investment income	$6,008,733	$11,599,277
Net realized gain on investments	17,527,431	19,008,941
Change in unrealized appreciation on investments	(120,117,815)	206,689,808
Change in accumulated other comprehensive income (note 5)	121,921	3,828,668
Change in net assets resulting from operations	(96,459,730)	241,126,694
Distributions to Stockholders from:
Net investment income	(6,118,086)	(12,986,945)
Net realized gain from investment transactions	(2,619,322)	(25,863,942)
Decrease in net assets from distributions	(8,737,408)	(38,850,887)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	5,126	13,254,222
Cost of shares purchased (note 4)	(287,751)	(10,811,722)
Deferred compensation (notes 4, 6)	123,628	296,889
Change in net assets from capital share transactions	(158,997)	2,739,389
Total Change in Net Assets	(105,356,135)	205,015,196

Net Assets:
Beginning of period	1,045,027,339	840,012,143
End of period (including undistributed net investment income of $198,258 and $307,611, respectively)	$939,671,204	$1,045,027,339

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Adams Express Company (the “Company”) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Company’s investments are reported at fair value as defined under accounting principles general accepted in the United States of America. Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not avail-

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

able are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Company’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at June 30, 2010 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$922,417,654	$—	$—	$922,417,654
Short-term investments	10,170,671	3,875,822	—	14,046,493
Securities lending collateral	16,392,950	—	—	16,392,950
Total investments	$948,981,275	$3,875,822	$—	$952,857,097

Written options	$(217,874)	$—	$—	$(217,874)

There were no transfers into or from Level 1 or Level 2 during the six months ended June 30, 2010.

2. Federal Income Taxes

No federal income tax provision is required since the Company’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2010, the identified cost of securities for federal income tax purposes was $984,989,280, and net unrealized depreciation aggregated $(32,132,183), consisting of gross unrealized appreciation of $143,240,756 and gross unrealized depreciation of $(175,372,939).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Company’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent are periodically reclassified in the capital accounts of the Company’s financial statements and have no impact on net assets.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2010 were $109,233,837 and $80,896,426, respectively.

The Company is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of June 30, 2010 can be found on page 13.

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2010 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	646	$92,830	548	$108,880
Options written	2,111	252,804	2,688	357,152
Options terminated in closing purchase transactions	(333)	(36,970)	(103)	(12,367)
Options expired	(1,758)	(216,931)	(2,038)	(298,676)
Options exercised	—	—	(533)	(65,202)
Options outstanding, June 30, 2010	666	$91,733	562	$89,787

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2010, 492 shares were issued at a weighted average price of $10.29 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 28, 2009, the Company issued 1,346,031 shares of its Common Stock at a price of $9.84 per share (the average market price on December 9, 2009) to stockholders of record on November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During 2009, 1,126 shares were issued at a weighted average price of $8.22 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2010 and 2009 were as follows:

	Shares		Amount
	Six months ended June 30, 2010	Year ended December 31, 2009	Six months ended June 30, 2010	Year ended December 31, 2009
Shares issued in payment of distributions	492	1,347,157	$5,126	$13,254,222
Shares purchased (at a weighted average discount from net asset value of 15.8% and 15.6%, respectively)	(28,300)	(1,369,749)	(287,751)	(10,811,722)
Net activity under the 2005 Equity Incentive Compensation Plan	40,797	31,342	123,628	296,889
Net change	12,989	8,750	$(158,997)	$2,739,389

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made contributions of $23,712 to the plans during the six months ended June 30, 2010, and anticipates making additional contributions of up to $500,000 over the remainder of 2010.

Items impacting the Company’s earnings were:

	Six months ended June 30, 2010	Year ended December 31, 2009
Components of net periodic pension cost
Service cost	$—	$221,890
Interest cost	208,418	539,345
Expected return on plan assets	(225,342)	(456,596)
Prior service cost component	—	78,424
Net loss component	91,189	390,050
Effect of settlement (non-recurring)	—	1,299,139
Effect of curtailment (non-recurring)	—	(91,763)
Net periodic pension cost	$74,265	$1,980,489

	Six months ended June 30, 2010	Year ended December 31, 2009
Changes recognized in accumulated other comprehensive income
Net gain	$30,732	$700,834
Amortization of net loss	91,189	390,050
Amortization of prior service cost	—	78,424
Effect of settlement (non-recurring)	—	1,299,139
Effect of curtailment (non-recurring)	—	1,360,221
Change in accumulated other comprehensive income	$121,921	$3,828,668

The Company also sponsors qualified and nonqualified defined contribution plans. The Company expensed contributions to the plans in the amount of $67,638 for the six months ended June 30, 2010. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2010, and changes during the six month period then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2009	60,198	$11.37	1.79
Exercised	(7,917)	9.24	—
Expired or cancelled	(8,552)	14.65	—
Outstanding at June 30, 2010	43,729	$11.08	1.23
Exercisable at June 30, 2010	31,997	$10.77	1.28

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The options outstanding as of June 30, 2010 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$10.74	31,827	$9.60	1.50
$10.75-$12.49	—	—	—
$12.50-$14.24	—	—	—
$14.25-$16.00	11,902	15.04	0.50
Outstanding at June 30, 2010	43,729	$11.08	1.23

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the six months ended June 30, 2010 was $(12,129).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at June 30, 2010 is 3,183,432 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of June 30, 2010, and changes during the six month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2009	118,236	$11.08
Granted:
Restricted stock	43,488	10.35
Restricted stock units	6,750	10.57
Deferred stock units	856	10.36
Vested & issued	(29,089)	12.76
Forfeited	(2,362)	13.73
Balance at June 30, 2010 (includes 110,390 performance-based awards and 27,489 nonperformance-based awards)	137,879	$10.46

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for the period ended June 30, 2010 for restricted stock granted to employees were $164,871. The total compensation costs for the period ended June 30, 2010 for restricted stock units granted to non-employee directors were $31,944. As of June 30, 2010, there were total unrecognized compensation costs of $666,113, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.90 years. The total fair value of shares and units vested during the six month period ended June 30, 2010 was $300,839.

7. Officer and Director Compensation

The aggregate remuneration paid during the six months ended June 30, 2010 to officers and directors amounted to $2,230,567, of which $228,407 was paid to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2010, the Company had securities on loan of $15,937,629 and held cash collateral of $16,392,950. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitment

The Company leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. Petroleum & Resources Corporation, the Company’s non-controlled affiliate, shares in the rental payments, based on a predetermined cost sharing methodology. The Company recognized rental expense of $73,609 in the first half of 2010, and its estimated portion of future minimum rental commitments are as follows:

2010	$78,314
2011	156,387
2012	153,028
2013	149,675
2014	149,795
2015 & 2016	229,943
Total	$917,142

FINANCIAL HIGHLIGHTS

	Six Months Ended				Year Ended December 31
	June 30, 2010		June 30, 2009		2009		2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.95		$9.61		$9.61		$15.72	$15.86	$14.71	$15.04

Net investment income	0.07		0.07		0.13		0.25	0.30*	0.23	0.22

Net realized gains and increase (decrease) in unrealized appreciation	(1.17)		0.49		2.64		(5.68)	0.61	1.86	0.32

Change in accumulated other comprehensive income (note 5)	0.00		0.01		0.04		(0.05)	0.00	(0.02)	—

Total from investment operations	(1.10)		0.57		2.81		(5.48)	0.91	2.07	0.54

Less distributions

Dividends from net investment income	(0.07)		(0.08)		(0.15)		(0.26)	(0.32)	(0.23)	(0.22)

Distributions from net realized gains	(0.03)		(0.02)		(0.30)		(0.38)	(0.71)	(0.67)	(0.64)

Total distributions	(0.10)		(0.10)		(0.45)		(0.64)	(1.03)	(0.90)	(0.86)

Capital share repurchases	0.00		0.02		0.02		0.05	0.04	0.04	0.05

Reinvestment of distributions	0.00		0.00		(0.04)		(0.04)	(0.06)	(0.06)	(0.06)

Total capital share transactions	0.00		0.02		(0.02)		0.01	(0.02)	(0.02)	(0.01)

Net asset value, end of period	$10.75		$10.10		$11.95		$9.61	$15.72	$15.86	$14.71

Market price, end of period	$9.03		$8.40		$10.10		$8.03	$14.12	$13.87	$12.55

Total Investment Return

Based on market price	(9.7)%		6.0%		32.1%		(38.9)%	9.4%	17.9%	2.2%

Based on net asset value	(9.1)%		6.5%		30.6%		(34.4)%	6.5%	15.0%	4.5%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$939,671		$870,825		$1,045,027		$840,012	$1,378,480	$1,377,418	$1,266,729

Ratio of expenses to average net assets	0.58%	†	0.86%	†	0.90%	††	0.48%	0.44%	0.50%	0.45%

Ratio of net investment income to average net assets	1.16%	†	1.58%	†	1.30%	††	1.82%	1.82%	1.50%	1.44%

Portfolio turnover	8.06%		7.90%		15.05%		18.09%	10.46%	10.87%	12.96%

Number of shares outstanding at end of period (in 000’s)	87,428		86,183		87,415		87,406	87,669	86,838	86,100

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
†	Ratios presented on an annualized basis.
††	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

June 30, 2010

	Shares	Value (A)
Stocks — 98.2%

Consumer — 23.1%
Consumer Discretionary — 8.5%
Columbia Sportswear Co.	200,000	$9,334,000
Lowe’s Companies, Inc.	600,000	12,252,000
McDonald’s Corp.	250,000	16,467,500
Newell Rubbermaid Inc.	400,000	5,856,000
Ryland Group, Inc.	343,500	5,434,170
Target Corp.	320,000	15,734,400
Walt Disney Co.	480,000	15,120,000

		80,198,070

Consumer Staples — 14.6%
Avon Products, Inc.	324,600	8,601,900
Bunge Ltd. (B)(F)	160,000	7,870,400
Coca-Cola Co.	250,000	12,530,000
CVS/Caremark Corp.	285,000	8,356,200
Dean Foods Co. (C)	425,000	4,279,750
Del Monte Foods Co.	800,000	11,512,000
Hansen Natural Corp. (C)(F)	260,000	10,168,600
Mead Johnson Nutrition Co.	117,383	5,883,236
PepsiCo, Inc. (G)	360,000	21,942,000
Procter & Gamble Co.	315,000	18,893,700
Safeway Inc.	390,000	7,667,400
Unilever plc ADR (B)	703,400	18,801,882

		136,507,068

Energy — 10.1%
Chevron Corp.	200,000	13,572,000
CONSOL Energy Inc.	200,000	6,752,000
Exxon Mobil Corp. (G)	215,000	12,270,050
Halliburton Co.	150,000	3,682,500
Petroleum & Resources Corporation (D)	2,186,774	43,669,877
Spectra Energy Corp.	405,780	8,144,004
Transocean Ltd. (C)	135,000	6,254,550

		94,344,981

Financials — 14.3%
Banks — 3.1%
PNC Financial Services Group, Inc.	270,000	15,255,000
Wells Fargo & Co.	525,000	13,440,000

		28,695,000

Diversified Financials — 9.4%
American Express Co.	350,000	13,895,000
Bank of America Corp.	1,385,000	19,902,450
Bank of New York Mellon Corp.	403,775	9,969,205
JPMorgan Chase & Co.	560,000	20,501,600
Morgan Stanley	300,000	6,963,000
State Street Corp.	270,000	9,131,400
T. Rowe Price Group, Inc.	200,000	8,878,000

		89,240,655

Insurance — 1.8%
Prudential Financial, Inc.	310,000	16,634,600

Health Care — 12.9%
Abbott Laboratories	320,000	14,969,600
Bristol-Myers Squibb Co.	159,061	3,966,981
Gilead Sciences, Inc. (C)	250,000	8,570,000
Hospira, Inc. (C)	200,000	11,490,000
Johnson & Johnson	255,000	15,060,300
Medtronic, Inc.	350,000	12,694,500
Pfizer Inc.	1,015,125	14,475,683
Senomyx, Inc. (C)	1,284,400	4,867,876
Teva Pharmaceutical Industries Ltd. ADR	330,000	17,156,700
UnitedHealth Group Inc.	350,000	9,940,000
Zimmer Holdings, Inc. (C)	150,000	8,107,500

		121,299,140

Industrials — 13.9%
Cintas Corp.	300,000	7,191,000
Curtis-Wright Corp.	360,000	10,454,400
Emerson Electric Co.	300,000	13,107,000
General Electric Co.	1,488,000	21,456,960
Harsco Corp.	310,000	7,285,000
Illinois Tool Works Inc.	250,000	10,320,000
Masco Corp.	450,000	4,842,000
Norfolk Southern Corp.	200,000	10,610,000
Oshkosh Corp.	380,000	11,840,800
Spirit AeroSystems Holdings, Inc. (C)	720,000	13,723,200
United Technologies Corp.	300,000	19,473,000

		130,303,360

Information Technology — 18.6%
Semiconductors — 3.1%
Broadcom Corp.	400,000	13,188,000
Intel Corp.	840,000	16,338,000

		29,526,000

Software & Services — 8.8%
Automatic Data Processing, Inc.	300,000	12,078,000
Google Inc. (C)	29,000	12,903,550
Microsoft Corp.	1,180,000	27,151,800
Oracle Corp.	1,100,000	23,606,000
Visa Inc.	90,000	6,367,500

		82,106,850

Technology Hardware & Equipment — 6.7%
Apple Inc. (C)	75,000	18,864,750
Cisco Systems, Inc. (C)	850,000	18,113,500
Dell Inc. (C)	285,000	3,437,100
Hewlett-Packard Co.	300,000	12,984,000
QUALCOMM Inc.	300,000	9,852,000

		63,251,350

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2010

	Prin. Amt/ Shares	Value (A)
Materials — 3.3%
Cliffs Natural Resources Inc. (F)	111,000	$5,234,760
Dow Chemical Co.	213,800	5,071,336
Freeport-McMoRan Copper & Gold Inc.	135,000	7,982,550
Potash Corporation of Saskatchewan Inc.	54,000	4,656,960
Praxair, Inc.	109,292	8,305,099

		31,250,705

Utilities — 2.0%
MDU Resources Group, Inc.	562,500	10,141,875
Northeast Utilities	350,000	8,918,000

		19,059,875

Total Stocks (Cost $947,791,131)		922,417,654

Short-Term Investments — 1.5%
Commercial Paper — 0.4%
HSBC Finance Corp., 0.15%, due 7/12/10	$3,876,000	3,875,822

Money Market Funds — 1.1%
Fidelity Institutional Money Market — Government Portfolio, 0.04% (E)	50,789	50,789
RBC U.S. Government Money Market (Institutional Class I), 0.12% (E)	10,031,350	10,031,350
Vanguard Federal Money Market, 0.02% (E)	35,500	35,500
Western Asset Institutional Government Money Market (Class I), 0.10% (E)	53,032	53,032

		10,170,671

Total Short-Term Investments (Cost $14,046,493)		14,046,493

Total Securities Lending Collateral — 1.7% (Cost $16,392,950)
Money Market Funds — 1.7%
Invesco Short-Term Investment Trust — Liquid Assets Portfolio (Institutional Class), 0.21% (E)	16,392,950	16,392,950

Total Investments — 101.4% (Cost $978,230,574)		952,857,097
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.4)%		(13,185,893

Net Assets — 100%		$939,671,204

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $2,919,656.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $6,611,000.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

June 30, 2010

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
100	Bunge Ltd.	$75	Jul	10	$(1,000)
266	Cliffs Natural Resources Inc.	90	Jul	10	(1,064)
100	Hansen Natural Corp.	44	Aug	10	(8,500)
200	Hansen Natural Corp.	48	Sep	10	(11,000)

666					(21,564)

COLLATERALIZED PUTS
100	Apple Inc.	240	Jul	10	(46,500)
100	Apple Inc.	250	Jul	10	(83,000)
100	CVS/Caremark Corp.	30	Aug	10	(21,200)
90	Cliffs Natural Resources Inc.	48	Jul	10	(29,250)
72	Praxair, Inc.	70	Jul	10	(3,960)
100	Teva Pharmaceutical Industries Ltd. ADR	47.50	Sep	10	(12,400)

562					(196,310)

					$(217,874)

REPORT OF INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the “Company”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2010

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended June 30, 2010

(unaudited)

	Shares
	Additions	Reductions	Held June 30, 2010
American Express Co.	350,000		350,000
Bank of America Corp.	200,000		1,385,000
Cliffs Natural Resources Inc.	8,860		111,000
Columbia Sportswear Co.	200,000		200,000
Dow Chemical Co.	213,800		213,800
Freeport-McMoRan Copper & Gold Inc.	20,000		135,000
Gilead Sciences, Inc.	50,000		250,000
Google Inc.	5,000		29,000
Hewlett-Packard Co.	100,011		300,000
JPMorgan Chase & Co.	50,000		560,000
Norfolk Southern Corp.	100,000		200,000
State Street Corp.	40,000		270,000
T. Rowe Price Group, Inc.	10,000		200,000
UnitedHealth Group Inc.	205,000		350,000
Wells Fargo & Co.	100,000		525,000
AT&T Corp.		400,000	—
Capital One Financial Corp.		100,000	—
Halliburton Co.		150,000	150,000
Hospira, Inc.		25,000	200,000
Tata Motors Ltd. ADR		1,000,000	—
Transocean Ltd.		25,000	135,000
Unilever plc ADR		17,900	703,400
WGL Holdings Inc.		164,225	—

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
2000	$1,951,562,978	82,292,262	$23.72	$21.00	$.22		$1.63		$1.85		7.76%
2001	1,368,366,316	85,233,262	16.05	14.22	.26		1.39		1.65		9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19		.57		.76		6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17		.61		.78		6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24		.66		.90		7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22		.64		.86		6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23		.67		.90		6.80
2007	1,378,479,527	87,668,847	15.72	14.12	.32		.71		1.03		7.15
2008	840,012,143	87,406,443	9.61	8.03	.26		.38		.64		5.61
2009	1,045,027,339	87,415,193	11.95	10.10	.15		.30		.45		5.16
June 30, 2010	939,671,204	87,428,182	10.75	9.03	.12	†	.03	†	.15	†	—

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.
†	Paid or declared.

OTHER INFORMATION

Dividend Payment Schedule

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2010 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website at www.adamsexpress.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Company

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [2,4]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
David D. Weaver	President
Nancy J. F. Prue	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Richard A. Church	Vice President–Research
David R. Schiminger	Vice President–Research
D. Cotton Swindell	Vice President–Research
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (6/30/10)	$9.03
Net Asset Value (6/30/10)	$10.75
Discount:	16.0%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2010

From Investment Income (paid or declared)	$0.12
From Net Realized Gains	0.03

Total	$0.15

2010 Dividend Payment Dates

March 1, 2010

June 1, 2010

September 1, 2010

December 27, 2010*

*Anticipated

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	--------------------		--------------------	--------------------		--------------------
January 2010	28,300		$10.17	28,300		4,275,142
February 2010	0		$0.00	0		4,275,142
March 2010	0		$0.00	0		4,275,142
April 2010	0		$0.00	0		4,275,142
May 2010	0		$0.00	0		4,275,142
June 2010	0		$0.00	0		4,275,142(2)
	--------------------		--------------------	--------------------
Total	28,300	(1)	$10.17	28,300	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 10, 2009.

(2.b) The share amount approved in 2009 was 5% of outstanding shares, or 4,303,442 shares.

(2.c) Unless reapproved, the Plan will expire on December 31, 2010.

(2.d) None.

(2.e) None.

Item 10. Submissions of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Not applicable. See registrant's response to Item 2 above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 23, 2010

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	July 23, 2010